Inventories (Details) - USD ($) $ in Millions		Sep. 30, 2022	Dec. 31, 2021
Inventory Disclosure [Abstract]
Raw materials and supplies		$ 229	$ 185
Work in process		52	51
Finished goods		315	242
Total	[1]	$ 596	$ 478

[1]	At September 30, 2022 and December 31, 2021, the following amounts from consolidated variable interest entities are included in the respective balance sheet captions above: $5 and $4 of cash and cash equivalents; $9 and $7 of accounts receivable, net; $4 and $2 of inventories; $3 each of property, plant and equipment, net; $3 and $5 of intangible assets, net; $2 and $3 of accounts payable; $2 and $3 of accrued liabilities. See "Note 5. Variable Interest Entities."